Exhibit 10.01(h)
TO BE EFFECTIVE AS OF THE END OF THE MONTH IN WHICH YOU SUBMIT THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT, THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT MUST BE PROPERLY COMPLETED AND DELIVERED TO SUPERFUND ASSET MANAGEMENT, INC., OR TO YOUR BROKER-DEALER IN TIME FOR IT TO BE FORWARDED AND RECEIVED BY SUPERFUND ASSET MANAGEMENT, INC., ON BEHALF OF QUADRIGA SUPERFUND, L.P., TEN (10) DAYS BEFORE THE LAST DAY OF THE MONTH, ATTN: SUPERFUND CAPITAL MANAGEMENT, INC., C/O SUPERFUND ASSET MANAGEMENT, INC., 489 FIFTH AVENUE, NEW YORK, NY 10017.
EXCHANGE REQUESTS ARE IRREVOCABLE FIVE DAYS AFTER SUBMISSION TO YOUR BROKER-DEALER.
By execution and delivery of this Series Exchange Subscription Agreement, I hereby redeem the Units of Quadriga Superfund, L.P Series A or Series B, as identified below under “Series Exchange Election,“ and, by application of the proceeds of such redemption to the payment of the purchase price for Units of the other Series, I hereby subscribe for Units in the other Series at a price equal to 100% of the Net Asset Value per Unit of such Series as of the close of business on the date of the applicable monthly closing.
I understand that the minimum exchange amount, and the minimum holding amount in case of partial exchanges, is $5,000 or a number of whole Units the Net Asset Value of which is equal to or greater than $5,000, and that requests for an exchange of less than $5,000, or the Unit equivalent thereof, will not be effected. I further understand that, if I am requesting an exchange for less than the full amount of my investment in one Series, I must retain Units with a Net Asset Value of at least $5,000 in that Series after the exchange is completed.
PLEASE NOTE: If a partial exchange would result in you holding Units with a Net Asset Value of less than $5,000 in the Series from which Units are to be redeemed to effect the requested exchange, the exchange request will be deemed to be a request for an exchange of your full investment amount into the other Series, and by your signature below you hereby consent to such exchange.
BY SIGNING BELOW, YOU ACKNOWLEDGE RECEIPT OF THE QUADRIGA SUPERFUND, L.P. PROSPECTUS DATED  M / M / D / D / Y / Y  A N Y APPLICABLE SUPPLEMENT TO THE PROSPECTUS, THE CURRENT MONTHLY REPORT FOR THE FUND, THE FUND’S SUBSCRIPTION AGREEMENT AND THIS SERIES EXCHANGE SUBSCRIPTION AGREEMENT, THE TERMS OF ALL OF WHICH GOVERN THE INVESTMENT IN THE UNITS FOR WHICH YOU ARE SUBSCRIBING.
SERIES EXCHANGE ELECTION

Dollar Amount $	(not less than $5,000, to be rounded up to nearest whole Unit)

OR

Number of Units	(NAV of at least $5,000)

to be redeemed from Quadriga Superfund, L.P. ☐ Series A OR ☐ Series B (check one) and exchanged for Units in the other Series.
ACCOUNT INFORMATION
(Please print).

Account Name:		Telephone	-	-

Account Number:		Fax	-	-

Address		E-Mail

Street, City, State, Zip Code
,

NOTICE REGARDING SERIES EXCHANGE: No administrative fees will be charged in connection with this Series Exchange transaction. However, a Series Exchange constitutes the redemption of Units of one Series of Quadriga Superfund, L.P. and a concurrent purchase of Units of the other Series subject to a maximum sales commission of 10% of the initial investment amount in the new Series (paid at a rate of 1/12 of 4% per month). Accordingly, investors making a Series Exchange will incur aggregate sales commission charges of up to 10% of the value of the Units being subscribed for in the new Series pursuant to a Series Exchange regardless of the amount of sales commission charges paid in connection with their investment in the other Series of Quadriga Superfund, L.P.

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AUTHORITY TO REQUEST EXCHANGE
The undersigned hereby authorizes Superfund Capital Management, Inc. to redeem the dollar amount or number of Units of Quadriga Superfund, L.P. in the Series indicated above, at the Net Asset Value thereof, and to apply the net proceeds of that redemption to the purchase of Units in the other Series at the Net Asset Value thereof.
The undersigned hereby represents and warrants that, if an individual, the undersigned is the true, lawful, and beneficial owner of the Units to which this Series Exchange Subscription Agreement relates with full power and authority to request such exchange or, if an entity, has full power and authority to request such exchange from and on behalf of the entity named below. The undersigned represents that the signature(s) below is/are true and correct. The undersigned represents that there has been no change in the undersigned’s financial circumstances and that the Suitability Requirements Form (see Prospectus Exhibit D, Pages D-5 and D-6) initially completed when making the undersigned’s initial investment in Quadriga Superfund, L.P. remains accurate and complete, and the undersigned understands that, by signing below, the undersigned will be deemed to make, with respect to this Series Exchange Subscription Agreement, all the representations and warranties contained in such Suitability Requirements Form, including those relating to the undersigned’s satisfying the applicable financial suitability requirements under “State Suitability Requirements” and citizenship status. The undersigned reaffirms the Power of Attorney (see Prospectus Exhibit D, Page D-3) submitted when making the undersigned’s initial investment, and hereby appoints Superfund Capital Management, Inc., its successors and assigns, as the undersigned’s true and lawful attorney-in-fact, for the purposes and to the extent set forth therein, with respect to the undersigned’s acceptance of the interest in the Series subscribed for hereby. The undersigned acknowledges that this Series Exchange Subscription Agreement is irrevocable 5 days after submission to the undersigned’s broker-dealer. This Series Exchange Subscription Agreement and the power-of-attorney included herein shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof. If applicable, the undersigned continues to consent to delivery of electronic statements.
SIGNATURE(S)
(Please print — except signatures).

Name of Investor		Name of Co-Investor (or Custodian or Trustee)

	M / M / D / D / Y / Y		M / M / D / D / Y / Y

Signature	Date	Signature	Date
Signature(s) must be identical to name(s) in which Units are registered.
BROKER-DEALER MUST SIGN
I hereby certify that I have discussed with the investor identified above all of the pertinent facts relating to the risks, tax consequences, lack of liquidity of the Units, and the management and control of Quadriga Superfund, L.P. by Superfund Capital Management, Inc. in connection with an investment in Quadriga Superfund, L.P., and that the investor will incur sales commission charges with respect to the Units acquired as a result of this Series Exchange without regard to sales commissions previously paid. I have reasonable grounds to believe that, based on the information obtained from this investor concerning his/her investment objectives, other investments, financial situation, and needs and any other information known to me, that the Series Exchange from an investment in Series ☐ A or ☐ B (check applicable box) to an investment in the other Series is suitable for such investor in light of his/her/their investment objectives and suitability characteristics.
SIGNATURE(S)
(Please print — except signatures).

Broker-Dealer Firm Name

Name of Registered Representative		Name of Principal

	M / M / D / D / Y / Y		M / M / D / D / Y / Y

Signature	Date	Signature	Date

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